                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

     We, the undersigned officers and directors of Moore Corporation Limited, an Ontario corporation (the "Corporation"), hereby severally constitute Lisa M. Palumbo and Jennifer O. Estabrook our true and lawful attorneys with full power of substitution, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form S-8 of the Corporation filed herewith (the "Registration Statement") relating to the shares and plan interests issued under the 2001 Long Term Incentive Plan, and any and all amendments thereto, and generally to do all such things in our name and on our behalf in our capacities as officers and directors to enable the Corporation to comply with the provisions of the Securities Act of 1933, as amended, all requirements of the Securities and Exchange Commission, and all requirements of any other applicable law or regulation, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or either of them, to such Registration Statement and any and all amendments thereto, including post-effective amendments.

SIGNATURE                  TITLE                         DATE
---------                  -----                         ----

                           Chairman of the             June  , 2001
-----------------------    Board of Directors
J.R.S. Prichard, O.C.

                           President, Chief            June  , 2001
-----------------------    Executive Officer
R. G. Burton               and Director

                           Executive Vice President,   June  , 2001
-----------------------    Chief Financial Officer
R. B. Lewis

                           Senior Vice President,      June  , 2001
-----------------------    Controller
M. S. Hiltwein


R. T. Ammon                Director                    June 7, 2001
----------------
R. T. Ammon


S. A. Dawe                 Director                    June 7, 2001
----------------
S. A. Dawe


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SIGNATURE                  TITLE                         DATE
---------                  -----                         ----


A. C. Eckert III           Director                    June 8, 2001
-----------------------
A. C. Eckert III


D. R. McCamus              Director                    June 13, 2001
-----------------------
D. R. McCamus


N. N. Minow                Director                    June 7, 2001
-----------------------
N. N. Minow


L. H. Schipper             Director                    June 7, 2001
----------------------
L. H. Schipper, C.M., Q.C.


J. W. Stevens              Director                    June 7, 2001
------------------
J. W. Stevens